UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 15, 2022 (March 9, 2022)

SCION TECH GROWTH II

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40025	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Queen St Place, 2nd Floor

London, EC4R 1BE

United Kingdom

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: +44 20 73 98 0200

Not Applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-third of one redeemable warrant	SCOBU	The Nasdaq Stock Market LLC

Class A ordinary shares, $0.0001 par value	SCOB	The Nasdaq Stock Market LLC

Redeemable warrants, each warrant exercisable for one Class A ordinary share, each at an exercise price of $11.50 per share	SCOBW	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 9, 2022, Alex Triplett resigned as Chief Financial Officer of ScION Tech Growth II (the “Company”).

On March 15, 2022, the board of directors of the Company (the “Board”) appointed Mr. Kunal Gullapalli to serve as the Company’s Chief Financial Officer.

Kunal Gullapalli, 37, joined ION Group in September 2018 where he serves as Chief Financial Officer and director of ION Analytics, director of FermION Investment Group and leads Corporate Development. Previously, from August 2010 to August 2018, he worked in private equity investing at The Carlyle Group and before that in investment banking at Morgan Stanley. Mr. Gullapalli holds B.S. and M.S. degrees in Management Science & Engineering from Stanford University and an M.B.A. from Harvard Business School.

On March 15, 2022, the Company entered into an indemnity agreement (the “Indemnity Agreement”) with Mr. Gullapalli, pursuant to which the Company has agreed to provide contractual indemnification, in addition to the indemnification provided in the Company’s amended and restated memorandum and articles of association, against liabilities that may arise by reason of his respective service on the Board, and to advance expenses incurred as a result of any proceeding against him as to which he could be indemnified, in the form previously filed as Exhibit 10.5 to the Company’s Registration Statement on Form S-1 (File No. 333-252263) for its initial public offering, initially filed with the U.S. Securities and Exchange Commission on January 20, 2021 (as amended, the “Registration Statement”).

On March 15, 2022, the Company entered into a joinder agreement with Mr. Gullapalli (the “Joinder Agreement”), pursuant to which Mr. Gullapalli agreed to certain covenants contained in the form of letter agreement previously entered into by and between the Company and each of its other officers and directors in connection with the Company’s initial public offering.

The foregoing descriptions of the Indemnity Agreement and the Joinder Agreement do not purport to be complete and are qualified in their entireties by reference to the form of indemnity agreement and the Joinder Agreement, copies of which are attached as Exhibit 10.5 to the Registration Statement and Exhibit 10.1 hereto, respectively, and are incorporated herein by reference.

Other than the foregoing, Mr. Gullapalli is not party to any arrangement or understanding with any person pursuant to which he was appointed as Chief Financial Officer, nor is he party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT INDEX

Exhibit No.	Description
10.1	Joinder Agreement, dated March 15, 2022, by and between the Company and Kunal Gullapalli.
104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCION TECH GROWTH II

	By:	/s/ Mathew J. Cestar
Name: Mathew J. Cestar
Title: Chief Executive Officer

Dated: March 15, 2022

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